Exhibit 99.2

Lulus Announces Leadership Succession Plan to Take Effect in March 2023

CHICO, Calif., November 15, 2022 -- Lulu’s Fashion Lounge Holdings, Inc. (“Lulus” or the “Company”) (Nasdaq: LVLU) today proudly announced that Crystal Landsem, currently Co-President and Chief Financial Officer, has been appointed Chief Executive Officer, effective March 6, 2023. David McCreight, currently Chief Executive Officer, will become Executive Chairman of the Board, also effective March 6, 2023. These executive team changes represent a planned transition to the next generation of leadership. Mark Vos, currently Co-President and Chief Information Officer, will become President and Chief Information Officer. Lulus plans to announce its new Chief Financial Officer in early 2023.

“Crystal has been a tremendous partner who has demonstrated that she is uniquely qualified to lead Lulus through its next phase of growth,” said David McCreight. “In addition to her significant contributions and leadership experience over the past seven years, she has an intimate understanding of the Lulus business model and has been instrumental in creating our long-term growth strategy. Her appointment is another step in our plan to position Lulus as a leading apparel provider for Gen Z and Millennial women.”

“I'm honored to have the opportunity to succeed David as CEO and delighted to continue working and collaborating closely with him in his Executive Chairman role. I’m looking forward to leading the incredible LuCrew team as we grow the business with the goal of delivering value to our customers and all our stakeholders. I’m also thrilled about the opportunities ahead for us as we continue to optimize and scale this dynamic and profitable business model,” said Crystal Landsem.

Ms. Landsem has served as Lulus’ Co-President since July 2020 and Chief Financial Officer since September 2015. Ms. Landsem has a broad leadership background across many industries, including start-ups and organizations such as 11 Main, an Alibaba Group Company, and Walmart. Ms. Landsem holds a CPA in California and received a B.A. degree in Business Administration with an option in Accounting from California State University-Chico.

About Lulus

Lulus is a customer driven, digitally native fashion brand for women. Based in California and serving millions of customers worldwide, Lulus develops styles with the customer in mind, using direct consumer feedback and insights to refine its products. With fresh inventory hitting the site almost daily, Lulus features on-trend, high-quality, must-have pieces, at affordable prices. As a brand built on customer feedback, Lulus puts an extreme focus on providing exceptional customer service and a personalized shopping experience. The brand’s world class personal stylists, bridal concierge, and customer care team take pride in offering a personalized shopping experience to every customer. Lulus was founded in 1996. Lulus is a registered trademark of Lulu’s Fashion Lounge, LLC. All rights reserved.

Forward-Looking Statements

This press release contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements, including but not limited to statements regarding our leadership, operations and growth. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the following: risks related to the continued impact of the COVID-19 pandemic on our business, operations and financial results; our ability to successfully maintain our desired merchandise assortment or manage our inventory effectively; demand for our products, including our ability to anticipate, identify, measure, and respond quickly to fashion trends, customer preferences and demands; general economic conditions; our fluctuating operating results; seasonality in our business; our ability to acquire products on reasonable terms; our e-commerce business model; our ability to attract and retain customers in a cost effective manner; the strength of our brand; competition; fraud; system interruptions; system security risks including security breaches; and our ability to fulfill orders. These and other important factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended January 2, 2022, and its other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.

Contact

Naomi Beckman-Straus

General Counsel and Corporate Secretary

investors@lulus.com

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